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                                                           EXHIBIT 10.17








                                               _______________, 1998

Joseph Charles & Associates, Inc.
Representative of the Underwriters
2500 N. Military Trail
Suite 300
Boca Raton, Florida 33431

Ladies and Gentlemen:

         The undersigned is the holder of (i) ____________ shares of Common Stock, $.01 par value per share ("Common Stock") of Ursus Telecom Corporation, a Florida corporation (the "Company") (including preferred stock, warrants, options or other securities convertible into Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission), (ii) ___________ shares of Series A Preferred Stock, $.01 par value per share, of the Company, and (iii) options (or the right to receive options) to acquire __________ shares of Common Stock under the Company's 1998 Stock Incentive Plan (collectively, the "Shares").

         The undersigned understands that Joseph Charles & Associates, Inc. ("Joseph Charles"), the representative of the underwriters (the "Underwriters"), will enter into an Underwriting Agreement with the Company providing for the public offering ("Public Offering") of up to 1,500,000 shares of Common Stock by the Company (not including the shares that are subject to the Underwriters' over-allotment option) pursuant to a Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (File No. 333-46197). The Registration Statement also covers the registration of an aggregate of __________ shares of the Company's Common Stock to be offered and sold by the undersigned holder on a non-underwritten basis (the "Registered Shares").

         In consideration of the agreement by the Underwriters to publicly offer and sell the Company's shares of Common Stock upon the terms set forth in the Underwriting Agreement, and as an inducement for Joseph Charles to execute the Underwriting Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Joseph Charles or any successor thereto, which consent may be withheld for any reason, the undersigned will not, for a period beginning on the effective date of the Registration Statement and continuing for twelve (12) months thereafter, offer, sell, contract to sell, transfer, assign, contract to assign, gift, grant any

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option or warrant to purchase or right to acquire, announce his intention to sell, pledge, exchange, contract to exchange, or otherwise dispose or contract to dispose of, directly or indirectly, any of the Shares (or any other shares of capital stock of the Company or any indirect interest or option in any of the foregoing now or hereafter issued by the Company), including but not limited to the Registered Shares, except that during such twelve (12) month period the undersigned may make transfers among Existing Shareholders (as defined in the Registration Statement) and gifts to the undersigned's children or trusts established for his children provided that any such person or organization agrees to be bound by the foregoing restrictions on the disposition of such securities.

         The undersigned further understands and agrees that the Company will place stop transfer instructions against the Shares (and any other shares of capital stock of the Company now or hereafter issued by the Company), including but not limited to the Registered Shares, in accordance with the restrictions set forth in this lock-up letter. The granting of any consent under this lock-up letter by Joseph Charles is within the sole and absolute discretion of Joseph Charles.

         The undersigned understands that the Company and the Underwriters (including the Representative) will proceed with the proposed public offering in reliance upon this executed lock-up letter.

                                    Very truly yours,



                                    -----------------------------
                                    Signature

                                    Name:  ______________________
                                    Date:     ______________________


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